                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                MASTER SERVICER

                                      [TBD]
                                    TRUSTEE


                               DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                 SILENT SECONDS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                        $1,211,278,430
Aggregate Original Principal Balance                           $1,211,795,724
Number of Mortgage Loans                                            5,331
                                             MINIMUM               MAXIMUM               AVERAGE (1)
                                             -------               -------               -----------
Original Principal Balance                   $22,400             $1,500,000                $227,311
Outstanding Principal Balance                $22,371             $1,500,000                $227,214
                                             MINIMUM               MAXIMUM           WEIGHTED AVERAGE (2)
                                             -------               -------           --------------------
Original Term (mos)                            180                   360                     360
Stated Remaining Term (mos)                    178                   359                     358
Loan Age (mos)                                  1                     15                      2
Current Interest Rate                         4.750%                9.125%                  6.607%
Initial Interest Rate Cap                     1.000%                3.000%                  2.996%
Periodic Rate Cap                             1.000%                1.000%                  1.000%
Gross Margin                                  3.500%                7.375%                  5.301%
Maximum Mortgage Rate                        10.750%               15.125%                 12.589%
Minimum Mortgage Rate                         4.750%                9.125%                  6.589%
Months to Roll                                  4                     59                      26
Original Loan-to-Value                        52.14%                93.88%                  79.88%
Credit Score (3)                               540                   813                     667
                                             EARLIEST               LATEST
                                             --------               ------
Maturity Date                               10/01/2020            11/01/2035

                                    PERCENT OF                                     PERCENT OF
LIEN POSITION                     MORTGAGE POOL      YEAR OF ORIGINATION          MORTGAGE POOL
-------------                     -------------      -------------------          -------------
1st Lien                                100.00%      2004                                 0.01%
                                                     2005                                 99.99
OCCUPANCY

Primary                                  99.96%      LOAN PURPOSE

Second Home                                0.04      Purchase                            92.81%
Investment                                    -      Refinance - Rate Term                 0.71
                                                     Refinance - Cashout                   6.48
LOAN TYPE

Fixed Rate                                4.70%      PROPERTY TYPE

ARM                                       95.30      Single Family Residence             63.58%
                                                     Planned Unit Development             22.04
AMORTIZATION TYPE                                    Condominium                          10.18
Fully Amortizing                         21.51%      Two-to-Four Family                    4.19
Interest-Only                             78.49      Modular Home                             -
Balloon                                       -

(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                    AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED
                   NUMBER OF        PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF            MORTGAGE         BALANCE        MORTGAGE        AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES       LOANS         OUTSTANDING        POOL           COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
--------------       -----         -----------        ----           ------     -----    -----------     ---         ---       --
5.000% or less            12        $2,999,919         0.25%         4.928%       695       $249,993    80.00%    100.00%   86.62%
5.001% to 5.500%          84        20,731,119          1.71          5.394       689        246,799     79.80      97.52    88.66
5.501% to 6.000%         640       182,703,176         15.08          5.868       686        285,474     79.81      87.90    86.91
6.001% to 6.500%       1,483       395,651,729         32.66          6.334       679        266,791     79.85      69.91    81.27
6.501% to 7.000%       1,682       372,166,848         30.73          6.808       661        221,264     79.91      57.20    78.50
7.001% to 7.500%         967       170,265,022         14.06          7.288       647        176,076     79.92      52.80    69.58
7.501% to 8.000%         377        57,311,229          4.73          7.764       631        152,019     80.07      64.54    59.47
8.001% to 8.500%          67         8,029,583          0.66          8.284       620        119,845     80.00      58.42    55.72
8.501% to 9.000%          17         1,297,536          0.11          8.787       570         76,326     79.18      91.13    20.19
9.001% to 9.500%           2           122,269          0.01          9.125       547         61,135     80.00     100.00     0.00
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 5,331    $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 9.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.607% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED
RANGE OF            NUMBER OF       PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE        BALANCE        MORTGAGE        AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY    LOANS        OUTSTANDING        POOL           COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
------------------    -----        -----------        ----           ------     -----    -----------     ---         ---       --
169 to 180                 1          $107,317         0.01%         7.250%       631       $107,317    80.00%    100.00%    0.00%
337 to 348                 1           116,249          0.01          6.000       705        116,249     79.97     100.00   100.00
349 to 360             5,329     1,211,054,864         99.98          6.607       667        227,257     79.88      66.55    78.50
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 5,331    $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                               WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                NUMBER OF      PRINCIPAL   PERCENT OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE       BALANCE     MORTGAGE        AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PRINCIPAL BALANCES        LOANS       OUTSTANDING     POOL           COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
------------------        -----       -----------     ----           ------     -----    -----------     ---         ---       --
$50,000 or less              43        $1,930,781      0.16%         7.422%       632        $44,902    79.73%     83.28%   21.83%
$50,001 to $100,000         819        65,596,336       5.42          7.028       637         80,093     79.88      86.61    35.94
$100,001 to $150,000      1,267       157,675,289      13.02          6.821       649        124,448     79.99      80.41    54.59
$150,001 to $200,000        930       161,720,570      13.35          6.709       657        173,893     79.97      72.17    68.91
$200,001 to $250,000        605       135,915,754      11.22          6.602       663        224,654     80.00      68.50    77.70
$250,001 to $300,000        456       124,821,926      10.30          6.563       668        273,732     79.99      59.65    88.50
$300,001 to $350,000        330       107,235,939       8.85          6.552       673        324,957     80.00      53.56    89.46
$350,001 to $400,000        244        91,715,178       7.57          6.468       678        375,882     79.90      49.88    92.99
$400,001 to $450,000        163        69,305,229       5.72          6.490       682        425,185     80.20      50.61    87.14
$450,001 to $500,000        145        69,008,507       5.70          6.477       674        475,921     79.93      51.18    92.38
$500,001 to $550,000         79        41,578,118       3.43          6.526       687        526,305     79.97      51.83    89.78
$550,001 to $600,000         63        36,221,009       2.99          6.478       676        574,937     80.00      65.20    95.33
$600,001 to $650,000         34        21,364,990       1.76          6.641       669        628,382     79.82      55.74    94.13
$650,001 to $700,000         34        22,958,440       1.90          6.414       684        675,248     79.95      64.74    88.25
$700,001 to $750,000         27        19,601,912       1.62          6.468       681        725,997     79.40      74.09    92.61
$750,001 to $800,000         22        17,154,051       1.42          6.370       679        779,730     80.00      81.61    95.40
$800,001 to $850,000         11         9,107,325       0.75          6.239       675        827,939     80.00     100.00    91.16
$850,001 to $900,000         18        15,818,458       1.31          6.397       691        878,803     78.77      83.25    88.79
$900,001 to $950,000          8         7,445,063       0.61          6.441       670        930,633     77.04      87.24    87.80
$950,001 to $1,000,000       18        17,664,824       1.46          6.304       690        981,379     78.31     100.00    83.33
$1,000,001 or greater        15        17,438,730       1.44          6.317       725      1,162,582     77.80      93.12   100.00
                          -----    --------------    ------          -----        ---       --------    -----      -----    -----
TOTAL:                    5,331    $1,211,278,430    100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                          =====    ==============    ======          =====        ===       ========    =====      =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $22,371 to approximately $1,500,000 and the average outstanding principal balance of the Mortgage Loans was approximately $227,214.

PRODUCT TYPES

                                    AGGREGATE                                  WEIGHTED     AVERAGE    WEIGHTED
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE       BALANCE        MORTGAGE        AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES          LOANS       OUTSTANDING        POOL           COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
-------------          -----       -----------        ----           ------     -----    -----------     ---         ---       --
15 Year Fixed Loans         1         $107,317         0.01%         7.250%       631       $107,317    80.00%    100.00%    0.00%
30 Year Fixed Loans       380       56,792,632          4.69          6.988       668        149,454     79.79      92.13    20.57
6 Month LIBOR ARM           7        1,897,899          0.16          6.191       658        271,128     80.00      69.23   100.00
1/29 LIBOR ARM              3          938,210          0.08          6.481       648        312,737     80.00      85.11     0.00
2/28 LIBOR ARM          3,703      883,809,219         72.96          6.612       666        238,674     79.87      62.18    82.39
3/27 LIBOR ARM          1,062      224,641,517         18.55          6.535       665        211,527     79.96      74.22    76.86
5/25 LIBOR ARM            175       43,091,637          3.56          6.411       698        246,238     79.88      81.98    84.42
                        -----   --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                  5,331   $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                        =====   ==============       ======          =====        ===       ========    =====      =====    =====

ADJUSTMENT TYPE

                                   AGGREGATE                                   WEIGHTED    AVERAGE     WEIGHTED
                   NUMBER OF       PRINCIPAL       PERCENT OF       WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                    MORTGAGE        BALANCE         MORTGAGE        AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE      LOANS        OUTSTANDING         POOL           COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
---------------      -----        -----------         ----           ------     -----    -----------     ---         ---       --
ARM                   4,950     $1,154,378,482        95.30%         6.589%       667       $233,208    79.89%     65.29%   81.35%
Fixed Rate              381         56,899,949          4.70          6.989       668        149,344     79.79      92.15    20.53
                      -----     --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                5,331     $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                      =====     ==============       ======          =====        ===       ========    =====      =====    =====


AMORTIZATION TYPE

                                       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE       BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE         LOANS       OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
-----------------         -----       -----------       ----         ------     -----    -----------     ---         ---       --
Fully Amortizing           1,745     $260,529,929       21.51%       6.784%       656       $149,301    79.97%     73.67%    0.00%
60 Month Interest-Only     3,586      950,748,502        78.49        6.559       670        265,128     79.86      64.61   100.00
                           -----   --------------      ------        -----        ---       --------    -----      -----    -----
TOTAL:                     5,331   $1,211,278,430      100.00%       6.607%       667       $227,214    79.88%     66.56%   78.49%
                           =====   ==============      ======        =====        ===       ========    =====      =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED
                       NUMBER OF       PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE   PERCENT
                        MORTGAGE        BALANCE       MORTGAGE      AVERAGE     CREDIT    BALANCE      ORIGINAL     FULL    PERCENT
GEOGRAPHIC LOCATION      LOANS        OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
-------------------      -----        -----------       ----         ------     -----    -----------     ---         ---       --
Alabama                     37         $4,381,680       0.36%        7.087%       641       $118,424    80.00%     88.96%   54.35%
Arizona                    100         18,786,381        1.55         6.540       657        187,864     79.99      80.99    81.48
Arkansas                    18          2,270,191        0.19         6.564       678        126,122     80.00      80.53    28.48
California                1382        528,232,902       43.61         6.430       679        382,224     79.79      58.65    94.92
Colorado                   158         27,199,669        2.25         6.673       654        172,150     79.99      65.39    87.54
Connecticut                 35          7,619,234        0.63         6.899       647        217,692     80.00      67.01    64.46
Delaware                     7          1,352,647        0.11         7.414       624        193,235     80.00      59.62    75.80
District of Columbia         5          1,599,350        0.13         6.918       690        319,870     80.00      62.83   100.00
Florida                    356         75,891,281        6.27         6.799       668        213,178     79.90      57.83    72.75
Georgia                    214         35,610,556        2.94         6.884       647        166,404     80.00      84.42    76.77
Idaho                       42          5,000,335        0.41         6.637       641        119,056     80.15      86.19    41.38
Illinois                   192         34,910,956        2.88         6.732       662        181,828     80.00      60.27    56.25
Indiana                     48          5,671,760        0.47         6.632       653        118,162     79.84      78.36    30.69
Iowa                        10            794,710        0.07         7.211       634         79,471     80.00     100.00    35.92
Kansas                      23          2,495,116        0.21         7.174       630        108,483     80.00     100.00    29.54
Kentucky                    50          5,197,046        0.43         6.760       636        103,941     79.93      90.92    34.56
Maine                       13          1,910,418        0.16         7.092       647        146,955     80.00      78.63    66.12
Maryland                   116         29,492,925        2.43         6.705       654        254,249     79.99      87.24    90.01
Massachusetts              108         25,989,025        2.15         6.853       673        240,639     80.00      63.25    60.97
Michigan                   178         23,456,297        1.94         6.866       639        131,777     80.05      80.51    48.64
Minnesota                  164         28,800,974        2.38         6.678       671        175,616     79.99      61.52    79.07
Mississippi                  4            552,492        0.05         6.832       641        138,123     80.00     100.00    83.37
Missouri                    52          6,161,834        0.51         6.950       639        118,497     79.85      88.69    47.78
Montana                      2            217,910        0.02         7.137       584        108,955     80.00     100.00    72.51
Nebraska                     5            408,371        0.03         7.081       618         81,674     80.00     100.00     0.00
Nevada                     128         31,537,321        2.60         6.643       667        246,385     79.85      61.80    91.30
New Hampshire               18          3,384,574        0.28         7.240       638        188,032     80.00      73.08    48.05
New Jersey                  54         16,124,534        1.33         6.672       663        298,602     80.00      62.78    68.75
New Mexico                  15          2,402,835        0.20         6.987       631        160,189     79.99      89.06    58.02
New York                   120         38,761,641        3.20         6.622       694        323,014     79.81      52.01    63.42
North Carolina             123         19,387,657        1.60         6.899       650        157,623     80.05      87.58    64.90
North Dakota                 3            306,294        0.03         6.241       657        102,098     80.00      68.79    63.99
Ohio                       192         22,753,007        1.88         6.854       638        118,505     79.87      83.38    54.36
Oklahoma                    30          2,481,524        0.20         7.453       621         82,717     80.00      85.37    28.91
Oregon                     208         34,949,264        2.89         6.507       662        168,025     79.95      82.33    75.05
Pennsylvania                40          6,068,640        0.50         6.585       664        151,716     80.00      90.65    33.48
Rhode Island                33          6,829,307        0.56         6.622       690        206,949     80.00      63.51    51.49
South Carolina              42          7,271,524        0.60         6.773       656        173,132     80.00      72.77    72.64
South Dakota                 5            432,690        0.04         6.608       662         86,538     80.00      53.65    34.20
Tennessee                  163         17,418,220        1.44         7.218       629        106,860     79.99      80.32    41.42
Texas                      261         31,215,227        2.58         6.928       649        119,599     80.01      75.32    23.18
Utah                       251         35,459,504        2.93         6.658       652        141,273     79.99      74.25    60.32
Vermont                      3            421,158        0.03         6.433       673        140,386     80.00     100.00    37.99
Virginia                    58         16,421,336        1.36         6.562       662        283,126     79.54      76.28    75.30
Washington                 176         32,265,894        2.66         6.463       654        183,329     80.00      88.16    80.43
West Virginia               13          1,808,209        0.15         6.321       671        139,093     80.00      86.44    63.63
Wisconsin                   73          9,085,327        0.75         6.800       649        124,457     80.00      87.95    34.69
Wyoming                      3            488,683        0.04         6.772       611        162,894     80.00     100.00    55.66
                         -----     --------------     ------         -----        ---       --------    -----      -----    -----
TOTAL:                   5,331     $1,211,278,430     100.00%        6.607%       667       $227,214    79.88%     66.56%   78.49%
                         =====     ==============     ======         =====        ===       ========    =====      =====    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                       NUMBER OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE         BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS         OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
--------------------     -----         -----------       ----        ------     -----     -----------    ---         ---       --
50.01% to 60.00%            2           1,017,022       0.08%         6.14%       610        508,511    57.22%     93.30%   93.30%
60.01% to 70.00%           10           3,569,586        0.29         6.688       703        356,959     65.55      33.98    94.83
70.01% to 75.00%           19          11,450,447        0.95         6.616       673        602,655     74.49      84.62    94.91
75.01% to 80.00%         5293       1,193,103,693       98.50         6.606       667        225,412     79.98      66.40    78.28
80.01% to 85.00%            1             239,200        0.02         6.625       674        239,200     84.82     100.00   100.00
85.01% to 90.00%            4           1,054,984        0.09         7.572       635        263,746     89.14     100.00    51.65
90.01% to 95.00%            2             843,499        0.07         7.431       703        421,750     93.66     100.00   100.00
                        -----      --------------     ------         -----        ---       --------    -----      -----    -----
TOTAL:                  5,331      $1,211,278,430     100.00%        6.607%       667       $227,214    79.88%     66.56%   78.49%
                        =====      ==============     ======         =====        ===       ========    =====      =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 52.14% to 93.88%.


LOAN PURPOSE

                                         AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE        BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
LOAN PURPOSE               LOANS        OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC       IO
------------               -----        -----------        ----       ------     -----     -----------     ---       ---       --
Purchase                    4,949     $1,124,188,148      92.81%      6.598%       669       $227,155    79.90%    64.68%   78.95%
Refinance - Cashout           333         78,526,903        6.48       6.716       650        235,817     79.64     90.77    74.34
Refinance - Rate Term          49          8,563,380        0.71       6.844       652        174,763     80.04     91.10    55.85
                            -----     --------------     ------       -----        ---       --------    -----     -----    -----
TOTAL:                      5,331     $1,211,278,430     100.00%      6.607%       667       $227,214    79.88%    66.56%   78.49%
                            =====     ==============     ======       =====        ===       ========    =====     =====    =====

PROPERTY TYPE

                                          AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                           NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PROPERTY TYPE                LOANS       OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
-------------                -----       -----------      ----        ------     -----     -----------    ---        ---       --
Single Family Residence       3,595      $770,157,785     63.58%     6.616%       665       $214,230    79.87%     66.97%   76.97%
Planned Unit Development       1017       266,991,104      22.04      6.608       666        262,528     79.83      69.83    81.79
Condominium                     555       123,353,263      10.18      6.537       674        222,258     80.00      64.85    84.53
Two-to-Four Family              164        50,776,279       4.19      6.641       694        309,611     80.00      47.18    69.55
                              -----    --------------    ------      -----        ---       --------    -----      -----    -----
TOTAL:                        5,331    $1,211,278,430    100.00%     6.607%       667       $227,214    79.88%     66.56%   78.49%
                              =====    ==============    ======      =====        ===       ========    =====      =====    =====

DOCUMENTATION

                                            AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                              MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
DOCUMENTATION                  LOANS       OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC       IO
-------------                  -----       -----------       ----       ------    -----    -----------    ---        ---       --
Full Documentation              3,816      $806,180,336     66.56%     6.517%      656       $211,263   79.88%    100.00%   76.19%
No Income Verification          1,494       399,110,105      32.95      6.793      689        267,142    79.88       0.00    83.04
Limited Income Verification        18         4,564,890       0.38      6.432      689        253,605    80.00       0.00    79.50
Stated Plus                         3         1,423,100       0.12      6.312      717        474,367    80.00       0.00   100.00
                                -----    --------------    ------      -----       ---       --------   -----      -----    -----
TOTAL:                          5,331    $1,211,278,430    100.00%     6.607%      667       $227,214   79.88%     66.56%   78.49%
                                =====    ==============    ======      =====       ===       ========   =====      =====    =====

OCCUPANCY

                                    AGGREGATE                                   WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF       PRINCIPAL       PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                     MORTGAGE        BALANCE         MORTGAGE       AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
OCCUPANCY             LOANS        OUTSTANDING         POOL          COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------             -----        -----------         ----          ------     -----     -----------     ---        ---       --
Primary                5,329    $1,210,839,080        99.96%         6.607%       667       $227,217    79.88%     66.54%   78.48%
Second Home                2           439,350          0.04          6.663       660        219,675     84.72     100.00   100.00
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 5,331    $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                   AGGREGATE                                    WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF       PRINCIPAL       PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN        MORTGAGE        BALANCE         MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
AGE (MONTHS)          LOANS        OUTSTANDING         POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------          -----        -----------         ----          ------      -----    -----------     ---        ---       --
1                         27        $4,586,379         0.38%         6.553%       653       $169,866    80.00%     81.53%   70.31%
2                      4,868     1,094,291,290         90.34          6.619       667        224,793     79.88      67.16    77.88
3                        340        81,280,606          6.71          6.600       670        239,061     79.95      59.91    81.57
4                         77        25,111,269          2.07          6.265       679        326,120     79.83      60.05    91.49
5                         15         4,776,902          0.39          6.042       659        318,460     78.94      53.46   100.00
6                          2           876,534          0.07          6.018       641        438,267     80.00     100.00   100.00
7                          1           239,200          0.02          6.625       674        239,200     84.82     100.00   100.00
15                         1           116,249          0.01          6.000       705        116,249     79.97     100.00   100.00
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 5,331    $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                      NUMBER OF       PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT    MORTGAGE        BALANCE       MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PENALTY TERM            LOANS        OUTSTANDING       POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------            -----        -----------       ----          ------      -----    -----------     ---        ---       --
None                     1,044      $241,107,425      19.91%         6.794%       668       $230,946    79.90%     66.01%   71.72%
12 Months                  272        94,923,276        7.84          6.789       677        348,983     79.92      61.01    90.99
24 Months                 2833       639,404,799       52.79          6.577       666        225,699     79.86      63.54    79.83
36 Months                 1182       235,842,931       19.47          6.425       665        199,529     79.91      77.52    76.75
                         -----    --------------     ------          -----        ---       --------    -----      -----    -----
TOTAL:                   5,331    $1,211,278,430     100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                         =====    ==============     ======          =====        ===       ========    =====      =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                   AGGREGATE                                    WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF      PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF             MORTGAGE       BALANCE          MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
CREDIT SCORES         LOANS       OUTSTANDING          POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------         -----       -----------          ----          ------      -----    -----------     ---        ---       --
540 to 550                12          $909,138         0.08%         8.451%       545        $75,761    79.02%    100.00%   24.61%
551 to 575                19         1,508,898          0.12          8.253       562         79,416     80.00     100.00    15.16
576 to 600               466        62,860,107          5.19          7.295       590        134,893     79.90      99.55    54.39
601 to 625              1013       180,620,909         14.91          6.826       613        178,303     79.82      99.42    71.54
626 to 650              1034       225,992,078         18.66          6.671       640        218,561     79.87      75.67    78.42
651 to 675              1069       271,051,708         22.38          6.563       663        253,556     79.90      55.21    82.49
676 to 700               711       184,637,482         15.24          6.480       687        259,687     79.94      55.68    82.61
701 to 725               484       134,684,462         11.12          6.371       712        278,274     79.90      46.08    80.90
726 to 750               296        82,571,297          6.82          6.412       737        278,957     80.03      48.25    83.38
751 to 775               141        40,985,440          3.38          6.337       763        290,677     80.00      54.24    82.52
776 to 800                74        22,289,816          1.84          6.348       785        301,214     79.18      51.09    85.90
801 to 813                12         3,167,097          0.26          6.373       805        263,925     77.63      83.08    87.19
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 5,331    $1,211,278,430       100.00%         6.607%       667       $227,214    79.88%     66.56%   78.49%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

GROSS MARGINS

                                   AGGREGATE                                    WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF      PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF             MORTGAGE       BALANCE          MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
GROSS MARGINS         LOANS       OUTSTANDING          POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------         -----       -----------          ----          ------      -----    -----------     ---        ---       --
3.001% to 3.500%           1          $116,249         0.01%        6.000%        705       $116,249    79.97%    100.00%  100.00%
4.001% to 4.500%           2           464,000          0.04         5.142        646        232,000     80.00     100.00   100.00
4.501% to 5.000%        1548       457,646,000         39.64         6.232        672        295,637     79.83      64.97    94.08
5.001% to 5.500%        1988       463,601,651         40.16         6.633        669        233,200     79.92      63.26    81.46
5.501% to 6.000%        1014       178,399,427         15.45         7.082        658        175,936     79.91      70.99    62.55
6.001% to 6.500%         349        48,349,860          4.19         7.560        650        138,538     80.06      65.24    34.69
6.501% to 7.000%          46         5,594,812          0.48         8.024        628        121,626     80.00      75.11    31.14
7.001% to 7.500%           2           206,482          0.02         8.378        600        103,241     79.99     100.00    75.62
                       -----    --------------       ------         -----         ---       --------    -----      -----    -----
TOTAL:                 4,950    $1,154,378,482       100.00%        6.589%        667       $233,208    79.89%     65.29%   81.35%
                       =====    ==============       ======         =====         ===       ========    =====      =====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.301% per annum.

MAXIMUM MORTGAGE RATES

                                   AGGREGATE                                    WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF      PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE       BALANCE          MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE RATES        LOANS       OUTSTANDING          POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
--------------        -----       -----------          ----          ------      -----    -----------     ---        ---       --
11.000% or less           12        $2,999,919         0.26%         4.928%       695       $249,993    80.00%    100.00%   86.62%
11.001% to 11.500%        84        20,731,119          1.80          5.394       689        246,799     79.80      97.52    88.66
11.501% to 12.000%       627       180,851,141         15.67          5.869       686        288,439     79.81      87.77    87.80
12.001% to 12.500%      1417       383,998,113         33.26          6.335       678        270,994     79.85      69.00    83.32
12.501% to 13.000%      1579       353,457,632         30.62          6.809       660        223,849     79.92      54.97    81.15
13.001% to 13.500%       862       155,492,832         13.47          7.285       647        180,386     79.93      49.48    74.37
13.501% to 14.000%       309        49,454,060          4.28          7.762       630        160,046     80.08      63.06    65.20
14.001% to 14.500%        49         6,506,215          0.56          8.287       619        132,780     80.00      54.04    67.04
14.501% to 15.000%        10           837,905          0.07          8.866       553         83,790     80.00     100.00    31.27
15.001% to 15.500%         1            49,547          0.00          9.125       552         49,547     80.00     100.00     0.00
                       -----    --------------       ------          -----        ---       --------    -----      -----    -----
TOTAL:                 4,950    $1,154,378,482       100.00%         6.589%       667       $233,208    79.89%     65.29%   81.35%
                       =====    ==============       ======          =====        ===       ========    =====      =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 15.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.589% per annum.

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE                                    WEIGHTED    AVERAGE     WEIGHTED
                    NUMBER OF      PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
NEXT  RATE           MORTGAGE       BALANCE          MORTGAGE       AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT DATE       LOANS       OUTSTANDING          POOL          COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------------       -----       -----------          ----          ------      -----    -----------     ---        ---        --
April 2006                 7         1,897,899         0.16%          6.19%       658        271,128    80.00%     69.23%   100.00%
October 2006               3           938,210          0.08          6.481       648        312,737     80.00      85.11      0.00
June 2007                  2           876,534          0.08          6.018       641        438,267     80.00     100.00    100.00
July 2007                 11         3,978,602          0.34          6.019       658        361,691     78.73      52.47    100.00
August 2007               51        17,571,793          1.52          6.308       674        344,545     79.75      57.13     90.64
September 2007           247        62,497,368          5.41          6.609       671        253,026     79.94      54.60     84.06
October 2007            3377       796,028,035         68.96          6.623       666        235,720     79.87      62.84     81.98
November 2007             15         2,856,886          0.25          6.440       654        190,459     80.00      76.37     78.33
May 2008                   1           239,200          0.02          6.625       674        239,200     84.82     100.00    100.00
July 2008                  3           466,300          0.04          6.449       641        155,433     80.00     100.00    100.00
August 2008               17         5,588,450          0.48          6.150       693        328,732     80.00      55.28     99.01
September 2008            67        13,854,335          1.20          6.484       657        206,781     80.00      74.87     83.07
October 2008             967       203,523,202         17.63          6.548       665        210,469     79.95      74.49     75.72
November 2008              7           970,030          0.08          6.683       648        138,576     80.00     100.00     83.27
September 2009             1           116,249          0.01          6.000       705        116,249     79.97     100.00    100.00
July 2010                  1           332,000          0.03          5.750       695        332,000     80.00       0.00    100.00
August 2010                8         1,512,921          0.13          6.382       684        189,115     80.00     100.00    100.00
September 2010             9         2,186,209          0.19          6.282       731        242,912     80.00      71.09     82.23
October 2010             154        38,593,188          3.34          6.422       697        250,605     79.87      82.83     84.05
November 2010              2           351,069          0.03          6.928       678        175,535     80.00      51.04     51.04
                       -----    --------------       ------          -----        ---       --------    -----      -----     -----
TOTAL:                 4,950    $1,154,378,482       100.00%         6.589%       667       $233,208    79.89%     65.29%    81.35%
                       =====    ==============       ======          =====        ===       ========    =====      =====     =====

TOP TEN CITY CONCENTRATIONS

                                                                         AGGREGATE                     WEIGHTED     WEIGHTED
                        NUMBER OF     AVERAGE        PERCENT OF          PRINCIPAL        WEIGHTED     AVERAGE      AVERAGE
TOP TEN CITY             MORTGAGE       LOAN          MORTGAGE            BALANCE         AVERAGE      ORIGINAL      CREDIT
CONCENTRATIONS            LOANS        AMOUNT           POOL            OUTSTANDING       COUPON         LTV         SCORE
--------------            -----        ------           ----            ----------        ------         ---         -----
San Jose CA                  43       514,335.75         1.83          22,116,437.14      6.37536       79.77          687
Las Vegas NV                 78       253,935.95         1.64          19,807,004.25      6.67954       79.76          668
San Diego CA                 50       349,582.93         1.44          17,479,146.30      6.40454       79.94          684
Los Angeles CA               36       403,694.70          1.2          14,533,009.30      6.34215       79.74          701
Miami FL                     33       303,699.79         0.83          10,022,093.00      6.67011       79.57          673
Chicago IL                   40       246,042.82         0.81           9,841,712.97      6.69544          80          675
Sacramento CA                31       295,538.26         0.76           9,161,685.96      6.29738          80          683
Murrieta CA                  25       338,969.08          0.7           8,474,227.02      6.32077       79.98          678
Fontana CA                   26       323,665.72         0.69           8,415,308.70      6.58622          80          677
Rancho Cucamonga CA          16       485,797.22         0.64           7,772,755.49      6.33602       76.78          681
Other                     4,953       218,787.61        89.46       1,083,655,050.29      6.62324       79.91          666
                          -----       ----------          ---       ----------------       ------       -----          ---
TOTAL:                    5,331       227,214.11          100       1,211,278,430.42       6.6074       79.88          667
                          =====       ==========          ===       ================       ======       =====          ===

TOP TEN ZIP CONCENTRATIONS

                                                                         AGGREGATE                     WEIGHTED     WEIGHTED
                    NUMBER OF        AVERAGE         PERCENT OF          PRINCIPAL        WEIGHTED     AVERAGE      AVERAGE
TOP TEN ZIP          MORTGAGE          LOAN           MORTGAGE            BALANCE         AVERAGE      ORIGINAL      CREDIT
CONCENTRATIONS        LOANS           AMOUNT            POOL            OUTSTANDING       COUPON         LTV         SCORE
--------------        -----           ------            ----            ----------        ------         ---         -----
91326 CA                   6        849,002.09           0.42           5,094,012.55      6.57243       75.49          714
92592 CA                  13        366,484.90           0.39           4,764,303.64       6.1944          80          675
92562 CA                  14        330,876.14           0.38           4,632,265.92       6.5029       79.96          684
92336 CA                  12        366,782.97           0.36           4,401,395.59      6.42935          80          681
92563 CA                  12        348,963.43           0.35           4,187,561.10       6.1444          80          668
92126 CA                   9        396,163.33           0.29           3,565,470.00      6.24245          80          698
92345 CA                  14        254,249.28           0.29           3,559,489.95      6.36807          80          677
92571 CA                  12        291,296.14           0.29           3,495,553.63      6.39878          80          697
92555 CA                  12        267,895.88           0.27           3,214,750.56      6.54008       79.71          668
92694 CA                   4        797,652.78           0.26           3,190,611.11      6.37929          80          703
Other                  5,223        224,233.78          96.69       1,171,173,016.37      6.61523        79.9          667
                       -----        ----------            ---       ----------------       ------       -----          ---
TOTAL:                 5,331        227,214.11            100       1,211,278,430.42       6.6074       79.88          667
                       =====        ==========            ===       ================       ======       =====          ===

BACK
DEBT          NUMBER         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
TO              OF           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT           PERCENT
INCOME       MORTGAGE         BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT  SILENT
RATIO         LOANS         OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       CLTV      DOC      IO     SECOND
-----         -----         -----------      ----      ------    -----    -----------    ---       ----      ---      --     ------
0.01 to
 5.00           15         $4,046,457.09     0.33%     6.50%      685       $269,764    78.88%    99.53%    93.08%   81.13%  100.00%
5.01 to
 10.00           8         $2,793,920.16     0.23%     6.68%      663       $349,240    81.13%    97.07%    87.11%   26.02%  100.00%
10.01 to
 15.00          25         $6,550,651.70     0.54%     6.86%      640       $262,026    79.82%    98.25%    85.81%   59.90%  100.00%
15.01 to
 20.00          45        $12,189,554.41     1.01%     6.54%      678       $270,879    79.96%    99.30%    91.53%   76.72%  100.00%
20.01 to
 25.00         118        $22,241,709.28     1.84%     6.63%      658       $188,489    79.50%    98.29%    84.83%   62.36%  100.00%
25.01 to
 30.00         219        $50,311,550.55     4.15%     6.56%      672       $229,733    79.23%    98.38%    77.29%   71.67%  100.00%
30.01 to
 35.00         417        $80,674,711.72     6.66%     6.65%      666       $193,465    79.94%    98.87%    72.99%   71.99%  100.00%
35.01 to
 40.00         769       $165,654,193.29    13.68%     6.64%      666       $215,415    79.93%    99.05%    67.55%   76.21%  100.00%
40.01 to
 45.00       1,165       $278,615,189.32    23.00%     6.66%      674       $239,155    79.88%    99.07%    52.94%   80.12%  100.00%
45.01 to
 50.00       1,528       $362,105,329.21    29.89%     6.67%      670       $236,980    79.94%    99.29%    50.41%   79.57%  100.00%
50.01 to
 55.00       1,019       $225,367,363.69    18.61%     6.41%      656       $221,165    79.92%    99.05%    99.35%   83.04%  100.00%
55.01 to
 60.00           3           $727,800.00     0.06%     7.14%      621       $242,600    79.99%    99.99%   100.00%  100.00%  100.00%
             -----     -----------------   ------      ----       ---       --------    -----     -----     -----    -----   ------
TOTAL:       5,331     $1,211,278,430.42   100.00%     6.61%      667       $227,214    79.88%    99.07%    66.56%   78.49%  100.00%
             =====     =================   ======      ====       ===       ========    =====     =====     =====    =====   ======